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                         (Company Letterhead Goes Here)



                                                                   EXHIBIT 23.2a



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



     We hereby consent to the reference to our firm regarding the reserve report for the year ended December 31, 1997, in this Annual Report on Form 10-K for the year ended December 31, 1998, for Zydeco Energy, Inc. under the headings "Oil and Gas Reserves" and "Oil and Gas Producing Activities".



                                                    RYDER SCOTT COMPANY
                                                    PETROLEUM ENGINEERS


March 24, 1999